MUNIASSETS
FUND, INC.








FUND LOGO








Semi-Annual Report

November 30, 1996





This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniAssets Fund, Inc.


Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
The Bank of New York
101 Barclay Street, 22W
New York, New York 10286

NYSE Symbol
MUA



DEAR SHAREHOLDER


For the six months ended November 30, 1996, MuniAssets Fund, Inc. earned $0.420 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.92%, based on a month-end net asset value of $14.13 per share. Over the same period, the Fund's total investment return was +6.35%, based on a change in per share net asset value from $13.74 to $14.13, and assuming reinvestment of $0.424 per share income dividends.

The Municipal Market
Environment
Municipal bond yields generally moved lower during the six months ended November 30, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended November 30, 1996 at approximately 5.80%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended November 30, 1996 falling more than 60 basis points to end the period at 6.35%.

Much of the tax-exempt bond market's strong technical position, one of the primary reasons for the improvement in municipal bond yields seen throughout 1996, remained intact. Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of approximately 20% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $80 billion in long-term tax-exempt securities was underwritten, essentially unchanged versus the comparable period a year earlier. Only $43 billion in tax-exempt securities was issued in the last three months, also unchanged versus the November 30, 1995 quarter.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined below 6%, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did in 1994, investors quickly adjust to the new levels. The inherent attractiveness of the tax-advantaged products quickly outweighs low nominal yields and investor demand increases.

Finally, the Presidential and Congressional elections earlier this month resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions. Also, earlier fears that the Democratic party could regain control of both houses of Congress, as well as maintain the White House, may have caused some investors to delay any asset allocations into the municipal bond market until after the elections.

Currently, the future direction of interest rates remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved mounting fears of rising interest rates for the remainder of 1996. Should economic growth slow further in upcoming months, as expected by the Federal Reserve Board, and inflation remain well-contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields are also likely to decline.

Portfolio Strategy
During the six months ended November 30, 1996, we modified our portfolio strategy to reflect our more constructive market outlook. This shift contrasted with the more guarded approach adopted during the six months ended May 31, 1996 and came about largely because of our belief that long-term interest rates had already discounted an unlikely rise in the rate of inflation. Furthermore, economic growth seemed unsustainable at the pace evident during the first half of 1996, thereby setting the stage for bond prices to move higher. With this scenario in mind, we pursued a strategy designed to increase the Fund's sensitivity to interest rate fluctuations. We kept cash reserves to a minimum level while redeploying some of the portfolio's assets into higher duration instruments in an effort to seek to enhance potential return.

The high-yield sector of the municipal market exhibited continued signs of maturation as an increase in volume and broader institutional participation enhanced liquidity within the context of steadily narrowing credit spreads. Coming to market over the last six months were a number of issuers representing a diverse cross section of the high-yield tax-exempt universe. Investor interest in high-yield municipal bonds remains strong in what appears to be an unending search for yield. As a consequence, spreads between high-yield and investment-grade municipal bonds have narrowed considerably over time, and this phenomenon is most pronounced in the healthcare sector. In light of these developments, we have grown more selective in our pursuit of new investments and limited the percentage of healthcare holdings to the minimum requirement as detailed in the Fund's Offering Memorandum.

In Conclusion
We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Theodore R. Jaeckel, Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager


December 27, 1996



Portfolio
Abbreviations


To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                  S&P        Moody's   Face                                                                          Value
STATE             Ratings    Ratings  Amount   Issue                                                               (Note 1a)
Alabama--4.3%     NR*        Ba2     $ 1,000   Birmingham, Alabama, IDB, PCR (USG Interiors), 7.125% due
                                               4/01/2002                                                            $  1,012
                  B+         NR*       1,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                               American Project), 8% due 4/01/2009                                     1,550
                  BBB-       Baa3      3,500   Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding
                                               Bonds (Mobile Energy Services Co. Project), 6.95% due 1/01/2020         3,736

Alaska--1.3%      NR*        NR*       2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada
                                               Hess Pipeline Corporation), 6.10% due 2/01/2024                         1,986

California--      NR*        NR*       3,305   Long Beach, California, Redevelopment Agency, M/F Housing
4.3%                                           Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                               due 9/01/2013                                                           2,148
                  AA         Aa        2,000   Metropolitan Water District, Southern California, Waterworks
                                               Revenue Bonds, RIB, 7.661% due 8/05/2022 (b)                            2,100
                  NR*        NR*       1,900   Pleasanton, California, Joint Powers Financing Authority,
                                               Reassessment Subordinated Revenue Bonds, Series B, 6.60% due
                                               9/02/2008                                                               2,019

Colorado--4.4%    NR*        Baa       2,500   Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                               Highway Revenue Bonds (SR-E-470 Project), Series B, 7% due
                                               8/31/2026                                                               2,771
                  NR*        NR*       3,370   Mountain Village Metropolitan District, Colorado, San Miguel
                                               County, 7.40% due 12/15/2013 (c)                                        3,679

Connecticut--     NR*        NR*       1,920   Eastern Connecticut, State Regional Educational Service Center,
1.3%                                           6.50% due 5/15/2009                                                     1,974

District of                                    District of Columbia, COP:
Columbia--        B-         NR*       2,000    6.875% due 1/01/2003                                                   2,059
3.6%              B-         NR*       3,130    7.30% due 1/01/2013                                                    3,301

Georgia--1.5%     NR*        NR*       1,975   Hancock County, Georgia, COP, 8.50% due 4/01/2015 (c)                   2,160

Illinois--        A1+        Aa3       2,215   Illinois Development Financing Authority Revenue Bonds
10.0%                                          (Presbyterian Home Lake), Series B, 6.40% due 9/01/2031                 2,300
                                               Illinois Health Facilities Authority Revenue Bonds:
                  BBB+       NR*       1,000    (Community Hospital of Ottawa Project), 6.75% due 8/15/2014            1,039
                  BBB+       NR*       2,000    (Community Hospital of Ottawa Project), 6.85% due 8/15/2024            2,085
                  A          A         2,000    (Edward Hospital Association Project), 7% due 2/15/2022                2,140
                  NR*        Baa1      2,150    (Holy Cross Hospital Project), 6.70% due 3/01/2014                     2,223
                  A          NR*       1,250    Refunding (Riverside Health System), Series A, 6% due
                                                11/15/2018                                                             1,262
                  BBB        NR*       1,485    Refunding (Saint Elizabeth's Hospital of Chicago), 7.625% due
                                                7/01/2010                                                              1,629
                  BBB-       NR*       2,000   Metropolitan Pier and Exposition Authority, Illinois,
                                               Hospitality Facilities Revenue Bonds (McCormick Place
                                               Convention), 6.25% due 7/01/2017                                        2,038

Indiana--4.6%     BB         Ba2       1,000   East Chicago, Indiana, Economic Development Revenue Bonds (U.S.
                                               Gypsum Company Project), 7.25% due 5/01/2014                            1,031
                                               Indiana Health Facility Financing Authority, Hospital Revenue
                                               Bonds:
                  AA         Aa        2,500    (Daughters of Charity--Saint Vincent Hospital and Healthcare
                                                Center), 5.75% due 11/15/2022                                          2,517
                  NR*        A         3,000    Refunding (Saint Anthony Medical Center), Series A, 7% due
                                                10/01/2017                                                             3,243

Iowa--1.4%        BB         NR*       1,000   Des Moines County, Iowa, IDR, Refunding (U.S. Gypsum Company
                                               Project), 7.20% due 11/01/2007 (c)                                      1,069
                  NR*        NR*         800   Iowa Finance Authority, Health Care Facilities, Revenue Refunding
                                               Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     940

Kentucky--0.7%    A-         NR*       1,000   Christian County, Kentucky, Hospital Revenue Bonds (Jennie Stuart
                                               Medical Center), Series A, 6% due 7/01/2017                             1,019

Louisiana--       NR*        Baa2      1,700   Lake Charles, Louisiana, Harbor and Terminal District, Port
5.0%                                           Facilities Revenue Refunding Bonds (Trunkline Long Company
                                               Project), 7.75% due 8/15/2022                                           1,941
                  BB         NR*       1,600   New Orleans, Louisiana, IDB, IDR, Refunding (U.S. Gypsum Company
                                               Project), 7.20% due 10/01/2007                                          1,704
                  BB         NR*       3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                               Company Project), 7.50% due 7/01/2013                                   3,774

Maryland--2.4%    NR*        NR*       3,000   Maryland State Energy Financing Administration, Limited Obligation
                                               Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                               9/01/2019                                                               3,173
                  NR*        VMIG1++     300   Maryland State Health and Higher Educational Facilities Authority
                                               Revenue Bonds (Pooled Loan Program), VRDN, Series A, 3.60% due
                                               4/01/2035 (a)                                                             300


SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
                  S&P        Moody's   Face                                                                          Value
STATE             Ratings    Ratings  Amount   Issue                                                               (Note 1a)
Massachusetts--                                Massachusetts State Health and Educational Facilities Authority
8.6%                                           Revenue Bonds:
                  NR*        B       $ 1,000    (New England Memorial Hospital Project), Series C, 7% due
                                                4/01/2014                                                           $    915
                  A-         NR*       1,000    Refunding (Melrose--Wakefield Hospital), Series B, 6.25% due
                                                7/01/2012                                                              1,032
                                               Massachusetts State Industrial Finance Agency Revenue Bonds:
                  NR*        B1        3,000    (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                   3,277
                  BB+        Ba1       1,865    (Vinfen Corporation), 7.10% due 11/15/2018                             1,894
                  NR*        NR*       1,000   Massachusetts State Industrial Finance Agency, Solid Waste
                                               Disposal Revenue Bonds (Molten Metal Technology Project), 8.25%
                                               due 8/01/2014                                                           1,059
                  NR*        NR*       4,000   Massachusetts State Port Authority, Special Project Revenue Bonds
                                               (Harborside Hyatt Project), AMT, 10% due 3/01/2026                      4,493

Michigan--4.1%                                 Michigan State Hospital Finance Authority, Revenue Refunding
                                               Bonds, Series A:
                  A          A         2,900    (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018         3,063
                  AA         Aa        1,500    (Henry Ford Health Systems), 5.25% due 11/15/2025                      1,448
                  NR*        NR*       1,500   Wayne Charter County, Michigan, Special Airport Facilities,
                                               Revenue Refunding Bonds (Northwest Airlines, Inc.), 6.75% due
                                               12/01/2015                                                              1,541

Minnesota--       AA+        Aa        1,000   Minnesota State, HFA, S/F Mortgage, Series Q, 6.70% due 1/01/2017       1,056
0.7%

Missouri--2.7%    NR*        Ba2         700   Clay County, Missouri, IDA, IDR, Refunding (U.S. Gypsum Corporate
                                               Project), 7.25% due 5/01/2014                                             723
                  BBB-       NR*       1,555   Joplin, Missouri, IDA, Hospital Facilities, Revenue Refunding and
                                               Improvement Bonds (Tri-State Osteopathic), 8.25% due 12/15/2014         1,687
                  NR*        Baa       1,500   Missouri State Health and Educational Facilities Authority, Health
                                               Facilities Revenue Bonds (Jefferson Memorial Hospital Obligation
                                               Group), 6.80% due 5/15/2025                                             1,541

New Jersey--      NR*        NR*       1,300   Camden County, New Jersey, Improvement Authority, Lease Revenue
1.6%                                           Bonds (Holt Hauling and Warehousing), Series A, 9.875% due
                                               1/01/2021                                                               1,324
                  NR*        NR*       1,000   New Jersey, EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                               7% due 10/01/2014                                                       1,037

New Mexico--      BB+        Ba1       2,500   Farmington, New Mexico, PCR, Refunding (Public Service Company--
1.7%                                           San Juan Project), Series A, 6.40% due 8/15/2023                        2,523

New York--7.5%                                 New York City, New York, GO, UT, Series B:
                  BBB+       Baa1      1,000    Fiscal-92, 7% due 2/01/2016                                            1,089
                  BBB+       Baa1      1,155    Sub-Series B-1, 7.375% due 8/15/2013                                   1,296
                  BBB+       Baa1      1,000    Sub-Series B-1, 7% due 8/15/2016                                       1,095
                  BBB+       Baa1      1,800    Sub-Series B-1, 7.25% due 8/15/2019                                    1,999
                                               Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds (Special Project--KIAC), AMT, Series 4:
                  NR*        NR*       1,500    Fifth Installment, 6.75% due 10/01/2019                                1,540
                  NR*        NR*       1,500    Third Installment, 7% due 10/01/2007                                   1,612
                                               Utica, New York, Public Improvement Bonds, UT:
                  CCC        B           700    9.25% due 8/15/2001                                                      736
                  CCC        B           700    9.25% due 8/15/2002                                                      742
                  CCC        B           700    9.25% due 8/15/2003                                                      747
                  CCC        B           250    8.50% due 8/15/2015                                                      261

Ohio--1.8%        NR*        Ba1       2,300   Ohio State, IDR, Refunding (Kroger Company), 8.65% due 6/01/2011        2,598

Oregon--2.2%      NR*        NR*       1,000   Western Generation Agency, Oregon, Revenue Bonds (Wauna
                                               Cogeneration Project), Series A, 7.125% due 1/01/2021                   1,043
                  B+         NR*       2,000   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                               Corporation Project), 8% due 12/01/2003                                 2,199

Pennsylvania--    BB+        Baa3      1,250   Allegheny County, Pennsylvania, IDA, Environmental Improvement,
9.9%                                           Revenue Refunding Bonds (USX Corporation), Series A, 6.70%
                                               due 12/01/2020                                                          1,306
                  BB         Ba2       1,500   Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland
                                               Electric), Series A, 7.75% due 7/15/2025                                1,641
                  NR*        NR*       1,275   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                               Bonds (Wiley House Kids Peace), 8.75% due 11/01/2014                    1,329
                  NR*        Ba        1,500   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Pennsburg
                                               Nursing and Rehabilitation Center), 7.625% due 7/01/2018                1,554
                  NR*        NR*       3,000   Pennsylvania Economic Development Financing Authority, Recycling
                                               Revenue Bonds (Ponderosa Fibres Project), AMT, Series A, 9.25%
                                               due 1/01/2022                                                           2,817
                  NR*        NR*       1,455   Pennsylvania State Higher Educational Facilities Authority,
                                               Eastern College and University Revenue Refunding Bonds
                                               (Eastern College), Series A, 8% due 10/15/2015                          1,557
                  NR*        NR*       4,000   Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                               (Commercial Development--Philadelphia Airport), AMT, 7.75% due
                                               12/01/2017                                                              4,310

Rhode Island--                                 West Warwick, Rhode Island, GO, UT, Series A:
1.0%              NR*        Baa         485    6.80% due 7/15/1998                                                      500
                  NR*        Baa         910    7.30% due 7/15/2008                                                      989

South Carolina--  AA-        Aa        4,100   Greenville, South Carolina, Hospital System, Hospital Facilities
2.6%                                           Revenue Refunding Bonds, Series B, 5.25% due 5/01/2023                  3,892

Tennessee--1.7%   NR*        NR*       2,400   Knox County, Tennessee, Health, Educational and Housing
                                               Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                               Health Systems of East Tennessee), 8.60% due 4/15/2016                  2,538
Texas--2.6%       BB         Ba        3,500   Odessa, Texas, Junior College District, Revenue Refunding Bonds,
                                               Series A, 8.125% due 12/01/2018                                         3,802


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                  S&P        Moody's    Face                                                                         Value
STATE             Ratings    Ratings   Amount  Issue                                                               (Note 1a)
Vermont--3.2%                                  Vermont Educational and Health Buildings Financing Agency
                                               Revenue Bonds:
                  NR*        NR*     $ 3,065    (College of Saint Joseph's Project), 8.50% due 11/01/2024           $  3,383
                  NR*        Baa2      1,250    Refunding (Norwich University Project), 6% due 9/01/2013               1,253

Virginia--1.9%                                 Pittsylvania County, Virginia, IDA, Multi-trade Revenue Bonds,
                                               AMT, Series A:
                  NR*        NR*       1,700    7.50% due 1/01/2014                                                    1,805
                  NR*        NR*       1,000    7.55% due 1/01/2019                                                    1,058

                  Total Investments (Cost--$139,003)--98.6%                                                          145,226

                  Other Assets Less Liabilities--1.4%                                                                  2,053
                                                                                                                    --------
                  Net Assets--100.0%                                                                                $147,279
                                                                                                                    ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1996.
(b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1996.
(c)Bank Qualified.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$139,002,944) (Note 1a)                         $145,226,237
                    Cash                                                                                          71,032
                    Receivables:
                      Interest                                                             $  2,940,999
                      Securities sold                                                         1,125,054        4,066,053
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      31,425
                    Prepaid expenses and other assets                                                             33,299
                                                                                                            ------------
                    Total assets                                                                             149,428,046
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,843,332
                      Dividends to shareholders (Note 1f)                                       128,564
                      Investment adviser (Note 2)                                                68,340        2,040,236
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       109,130
                                                                                                            ------------
                    Total liabilities                                                                          2,149,366
                                                                                                            ------------

Net Assets:         Net assets                                                                              $147,278,680
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized; 10,424,616 shares issued and outstanding (Note 4)                           $  1,042,461
                    Paid-in capital in excess of par                                                         148,421,136
                    Undistributed investment income--net                                                         733,323
                    Accumulated realized capital losses on investments--net (Note 5)                          (9,141,533)
                    Unrealized appreciation on investments--net                                                6,223,293
                                                                                                            ------------
                    Total capital--Equivalent to $14.13 net asset value per share
                    of Common Stock (market price--$12.75)                                                  $147,278,680
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1996
Investment          Interest and amortization of premium and discount earned                                $  4,907,497
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    396,310
                    Professional fees                                                            31,664
                    Accounting services (Note 2)                                                 24,054
                    Directors' fees and expenses                                                 20,872
                    Listing fees                                                                 20,038
                    Printing and shareholder reports                                             16,278
                    Transfer agent fees (Note 2)                                                 11,054
                    Amortization of organization expenses (Note 1e)                               7,936
                    Custodian fees                                                                6,581
                    Pricing fees                                                                  6,295
                    Other                                                                        15,327
                                                                                           ------------
                    Total expenses                                                                               556,409
                                                                                                            ------------
                    Investment income--net                                                                     4,351,088
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (109,739)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      4,258,983
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,500,332
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                             November 30,       May 31,
                    Increase (Decrease) in Net Assets:                                          1996             1996
Operations:         Investment income--net                                                 $  4,351,088     $  9,092,773
                    Realized loss on investments--net                                          (109,739)        (357,178)
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                     4,258,983          645,318
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,500,332        9,380,913
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (4,416,597)      (9,250,148)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,416,597)      (9,250,148)
                                                                                           ------------     ------------

Common Stock        Offering costs resulting from reorganization                                     --         (105,274)
Transactions                                                                               ------------     ------------
(Note 4):           Net decrease in net assets derived from Common Stock
                    transactions                                                                     --         (105,274)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,083,735           25,491
                    Beginning of period                                                     143,194,945      143,169,454
                                                                                           ------------     ------------
                    End of period*                                                         $147,278,680     $143,194,945
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    733,323     $    798,832
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios        For the                                      Period
                    have been derived from information            Six Months                                    June 25,
                    provided in the financial statements.           Ended                                      1993++ to
                                                                 November 30,     For the Year Ended May 31,    May 31,
                    Increase (Decrease) in Net Asset Value:          1996           1996           1995          1994
Per Share           Net asset value, beginning of period         $     13.74    $     13.73    $     13.40   $     14.18
Operating                                                        -----------    -----------    -----------   -----------
Performance:        Investment income--net                               .41            .88            .87           .81
                    Realized and unrealized gain (loss) on
                    investments--net                                     .40            .03            .33          (.66)
                                                                 -----------    -----------    -----------   -----------
                    Total from investment operations                     .81            .91           1.20           .15
                                                                 -----------    -----------    -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                            (.42)          (.89)          (.85)         (.74)
                      Realized gain on investments--net                   --             --             --          (.15)
                                                                 -----------    -----------    -----------   -----------
                    Total dividends and distributions                   (.42)          (.89)          (.85)         (.89)
                                                                 -----------    -----------    -----------   -----------
                    Capital charge resulting from issuance
                    of Common Stock                                       --           (.01)          (.02)         (.04)
                                                                 -----------    -----------    -----------   -----------
                    Net asset value, end of period               $     14.13    $     13.74    $     13.73   $     13.40
                                                                 ===========    ===========    ===========   ===========
                    Market price per share, end of period        $     12.75    $    12.375    $    11.875   $     12.25
                                                                 ===========    ===========    ===========   ===========

Total Investment    Based on net asset value per share                 6.35%+++       7.46%          9.93%          .83%+++
Return:**                                                        ===========    ===========    ===========   ===========
                    Based on market price per share                    6.55%+++      11.91%          4.00%       (12.87%)+++
                                                                 ===========    ===========    ===========   ===========

Ratios to Average   Expenses, net of reimbursement                      .77%*          .55%           .50%          .20%*
Net Assets:                                                      ===========    ===========    ===========   ===========
                    Expenses                                            .77%*          .77%           .85%          .85%*
                                                                 ===========    ===========    ===========   ===========
                    Investment income--net                             6.04%*         6.24%          6.54%         6.12%*
                                                                 ===========    ===========    ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                               $   147,279    $   143,195    $   143,169   $    64,154
                                                                 ===========    ===========    ===========   ===========
                    Portfolio turnover                                16.97%         42.72%         55.51%       101.59%
                                                                 ===========    ===========    ===========   ===========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1996 were $26,991,175 and $24,048,151, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $  229,236    $ 6,223,293
Financial futures contracts          (338,975)            --
                                   ----------    -----------
Total                              $ (109,739)   $ 6,223,293
                                   ==========    ===========

As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $6,223,293, of which $7,586,762 related to appreciated securities and $1,363,469 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $139,002,944.

4. Common Stock Transactions:
At November 30, 1996, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. During the six months ended November 30, 1996, shares issued and outstanding remained constant at 10,424,616. At November 30, 1996, total paid-in capital amounted to $149,463,597.

5. Capital Loss Carryforward:
At May 31, 1996, the Fund had a net capital loss carryforward of approximately $8,485,000, of which $2,353,000 expires in 2002, $1,350,000 expires in 2003 and $4,782,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 10, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068067 payable on December 30, 1996 to shareholders of record as of December 20, 1996.